PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST

A Series of Pacific Capital Funds of
Cash Assets Trust

SUMMARY PROSPECTUS

July 31, 2011

Tickers:	Original Shares – TFCXX
Service Shares – TFAXX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund's complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.aquilafunds.com/literature.html. You can also get this information at no cost by calling 800-437-1020 (toll-free) or by sending an e-mail request to info@aquilafunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Prospectus and other information will also be available from your financial intermediary. The Fund's Prospectus and Statement of Additional Information, both dated July 31, 2011, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report to shareholders dated March 31, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund’s objective is to provide safety of principal while achieving as high a level as possible of liquidity and of current income exempt from Federal and Hawaii income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about eligibility requirements for each share class is available from your financial advisor and in "Purchases – Opening an Account” on page 29 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Original Shares	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Investment Advisory Fee	0.32%	0.32%

Distribution (12b-1) Fee	None	0.25%

Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	0.55%	0.80%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Original Shares	$56	$176	$307	$689
Service Shares	$82	$255	$444	$990

Principal Investment Strategies

The Fund seeks to attain its investment objective by investing in municipal obligations of Hawaiian issuers to the extent that obligations of the desired quality, maturity and interest rate are available; otherwise by investing in similar obligations of non-Hawaii issuers. These obligations must have remaining maturities not exceeding 397 days, must be of high quality and must present minimal credit risks. At least 80% of the Tax-Free Fund’s assets must be invested in Municipal Obligations (as defined below).

The Fund may invest up to 20% of its assets in Municipal Obligations subject to regular Federal taxes and/or the Federal alternative minimum tax.

Under the current management policies, the Fund invests in the following types of obligations:

Municipal Obligations

The term “Municipal Obligations” is used to mean obligations with maturities of 397 days or less paying interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes. “Hawaiian Obligations” are Municipal Obligations, including those of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, paying interest which, in the opinion of bond counsel or other appropriate counsel, is also exempt from Hawaii state income taxes.

Since it is not possible to predict the extent to which suitable Hawaiian Obligations will be available for investment, the Tax-Free Fund has no investment restriction limiting the proportion of its portfolio which it may invest in other Municipal Obligations.

           Municipal Obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities.  These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.  Some Municipal Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Municipal Obligations, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The Fund seeks to maintain a net asset value of $1.00 per share. Under applicable regulations, it is subject to related maturity, quality, diversification and liquidity requirements.

Principal Risks

An investment in the Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Market and Interest Rate Risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. Such conditions have contributed to a low rate environment resulting in historically low yields returned by money market funds. As these conditions persist, investors should be aware that the yield or return for the Fund could remain extremely low.

Credit Risk. An issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Fund’s Adviser or Administrator may discontinue their current voluntary fee waivers. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease or are lower than estimated, or if a fee limitation or waiver is changed or terminated.

Risks Associated with Investments in Hawaiian Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Hawaii municipal issuers.

Tax Risk. The income on the Fund’s Municipal Obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured Securities Risk. The payment and credit qualities of structured securities are derived from their embedded assets, and they may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks Associated with Concentration in the Banking Industry. The Fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus may be more susceptible to negative events affecting the worldwide banking industry.

Portfolio Selection Risk. The portfolio manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption Risk. The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. In addition, the Fund may suspend redemptions when permitted by applicable regulations.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the Fund intends to comply with the diversification requirements applicable to money market funds which limit the Fund’s ability to invest in the obligations of a single issuer.

These risks are discussed in more detail later in the Prospectus or in the SAI.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for the designated periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS
Original Shares
2001 – 2010
10%

 8%

 6%

 4%
     2.46                     2.95 3.14
 2%  XXXX 1.19           1.94 XXXX XXXX 1.80
     XXXX XXXX 0.88 0.99 XXXX XXXX XXXX XXXX
 0%  XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX 0.19 0.02
     2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2010).  Investors should be mindful that the return of the Fund will remain extremely low as long as the current economic conditions fostering a low rate environment persist.

The year-to-date (from January 1, 2011 to June 30, 2011) total return for Original Shares was 0.01%.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Years	10 Years

Original Shares	0.02%	1.61%	1.55%
Service Shares	0.01%	1.43%	1.33%

Please call (800) 437-1020 toll-free to obtain the Fund’s most current seven-day yield.

Management

Investment Adviser: Asset Management Group of Bank of Hawaii

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Service Shares either through a financial advisor or directly from the Fund. Subject to certain limited exceptions, Original Shares may be purchased, redeemed or exchanged only through a financial intermediary. The minimum initial purchase into the Fund is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income taxes, and, to the extent derived from Hawaiian Obligations, from Hawaii state income taxes. Portions of the Fund’s distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its Distributor or Administrator may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.